Annual Report to Shareholders



                                 CSI Equity Fund
                              CSI Fixed Income Fund




                             CSI Capital Management
                               Financial Advisors
                               Investment Counsel



                               For the Year Ended
                                 August 31, 1999

Dear Shareholder:

     During the Fund's most recently completed fiscal year (August 31, 1999), the net asset value increased by approximately 35%.

     A number of factors contributed to this performance, one of which was the improvement in market conditions (as measured by the market indexes for large capitalization stocks) in Western Europe and North America. In August 1998, the markets experienced a substantial drop. Since then, the markets in general throughout the developed countries in Europe and North America improved significantly. (The Morgan Stanley Capital International World Index increased approximately 31% in the year ending August 31, 1999.)

     Further, individual securities selected by the Fund's management contributed to overall performance. Emphasis has been placed on large companies which management believes will show sustained growth in earnings. As the globalization trend continues and as the world's economics become increasingly linked, we believe that larger companies will be better able to leverage both their technological and strategic advantages. We also believe that established, large companies with a demonstrated track record provide a measure of stability to the portfolio.

     Also, while the Fund is diversified throughout a number of different industries, emphasis has been placed on technology. Seven of the top ten holdings in the Fund are companies belonging to that sector.

     Finally, we believe that our low turnover which results in a more tax-efficient management of the Fund is important to the Fund's performance.

Sincerely,

Leland Faust
CSI Capital Management

                       COMPARISON OF $10,000 INVESTMENT IN
                  CSI EQUITY FUND VS. LIPPER GLOBAL FUND INDEX

[graph goes here]

Date          CSI Equity Fund       Lipper Global Fund Index

10/15/1997        $10,000           $10,000
8/31/1998         $ 9,880           $ 9,202
8/31/1999         $13,359           $11,810

Past performance is not predictive of future performance.

[end graph]

         ---------------------------------------------------------------
          Average Annual Total Return for Period ended August 31, 1999

                    1 Year                     Since Inception
                    35.21%                         16.68%
         ---------------------------------------------------------------


--------------------------------------------------------------------------------
The Lipper Global Fund Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

(The  comparative  index is not adjusted to reflect  expenses  that the SEC
requires to be reflected  in the  Fund's   performance.)
--------------------------------------------------------------------------------

                                 CSI EQUITY FUND
                        Schedule of Portfolio Investments
                                 August 31, 1999

 Number of                                                                Market
 Shares        Description                                                 Value
 ------        -----------                                                 -----

               Common Stocks:                      96.36%

               Banking:                             5.70%
  25,075       Citigroup                                             $ 1,114,270
  13,600       Deutsche Bank ADR                                         906,339
  18,110       Ing Groep N.V. ADR                                        993,786
                                                                      ----------
                                                                       3,014,395
                                                                      ----------

               Beverages:                           4.20%
  22,500       Heineken N.V. ADR                                       1,121,708
  32,200       Pepsico Inc.                                            1,098,825
                                                                      ----------
                                                                       2,220,533
                                                                      ----------
               Chemicals:                           7.35%
  22,100       Bayer A.G. ADR                                            950,041
  12,900       Du Pont (E.I.) De Nemours                                 817,538
  12,200       Hoechst AG ADR                                            513,163
  19,900       Monsanto Corp.                                            817,144
  21,200       Rohm and Haas Co.                                         792,350
                                                                      ----------
                                                                       3,890,236
                                                                      ----------
               Computer and Peripherals:            6.61%
  23,100       Compaq Computer Corp.                                     535,631
  29,500       Cisco Systems, Inc.*                                    2,000,469
  16,000       EMC Corp*                                                 960,000
                                                                      ----------
                                                                       3,496,100
                                                                      ----------
               Computer Software and Services:      4.97%
  25,600       Automatic Data Processing                               1,006,400
  31,100       ORACLE Corporation*                                     1,135,150
  14,800       SAP AG  ADR                                               488,400
                                                                      ----------
                                                                       2,629,950
                                                                      ----------
               Drug and Medical:                    8.68%
  21,200       Abbott Laboratories                                       919,550
  14,600       Johnson & Johnson                                       1,492,850
  15,500       Novartis A.G. ADR                                       1,115,144
  16,100       Warner Lambert                                          1,066,625
                                                                      ----------
                                                                       4,594,169
                                                                      ----------
               Electronics/Equipment:              10.87%
  17,900       Emerson Electric Co.                                    1,120,988
  12,400       Hewlett-Packard Co.                                     1,306,650
  22,400       Nokia Corp. ADR*                                        1,867,600
   5,500       Sony Corp.                                                700,219
  15,900       Xerox                                                     759,225
                                                                      ----------
                                                                       5,754,682
                                                                      ----------
               Food:                                5.27%
  21,900       Diageo PLC ADR                                            907,481
  21,600       Groupe Danone ADR                                       1,071,900
   8,200       Nestle S.A. ADR                                           809,148
                                                                      ----------
                                                                       2,788,529
                                                                      ----------
               Footware and Apparel:                0.89%
  10,200       Adidas ADR*                                               472,686
                                                                      ----------
               Household:                           3.90%
   9,600       International Flavors and Fragrances                      391,200
  17,300       Kimberly-Clark Corp.                                      985,019
  10,000       Unilever N.V.                                             688,750
                                                                      ----------
                                                                       2,064,969
                                                                      ----------
               Insurance:                           4.50%
  21,700       AXA ADR                                                 1,358,963
   1,740       Zurich Allied*                                          1,022,111
                                                                      ----------
                                                                       2,381,074
                                                                      ----------
               Manufacturing:                       7.21%
  18,400       Corning Inc.                                            1,223,600
  10,300       Daimler Chrysler*                                         774,431
  16,100       Deere & Co.                                               625,888
  12,600       Minnesota Mining and Manufacturing Co.                  1,190,700
                                                                      ----------
                                                                       3,814,619
                                                                      ----------
               Multimedia:                          1.08%
  20,700       Disney Walt Co.                                           574,425
                                                                      ----------
               Oil:                                 3.40%
  20,100       Repsol S.A. ADR                                           419,588
  15,900       Schlumberger                                            1,061,325
   4,900       Total Fina ADR                                            318,806
                                                                      ----------
                                                                       1,799,719
                                                                      ----------
               Retail:                              4.92%
  20,500       Albertsons Inc.                                           982,719
  19,700       Borders Group Inc.*                                       262,256
  22,200       Home Depot Inc.                                         1,356,975
                                                                      ----------
                                                                       2,601,950
                                                                      ----------
               Semi-Conductors:                     5.81%
  21,200       Intel Corp.                                             1,742,375
  20,000       STMicroelectronics                                      1,335,000
                                                                      ----------
                                                                       3,077,375
                                                                      ----------
               Telecommunications:                  7.81%
  18,700       AT&T                                                      841,500
  13,300       MCI World Communications*                               1,007,475
  20,000       Tellabs Inc.*                                           1,191,250
   5,450       Vodafone Airtouch Communications                        1,093,065
                                                                      ----------
                                                                       4,133,290
                                                                      ----------
               Transportation:                      1.62%
  20,200       FDX Corporation*                                          857,237
                                                                      ----------
               Utilities:                           1.57%
  20,500       Texas Utilities                                           828,969
                                                                      ----------
               Total Common Stocks:
               (Cost: $41,992,798)                                    50,994,907
                                                                      ----------
               Short Term Investments:              1.38%
 732,071       Star Treasury Fund
               (Cost: $732,071)                                          732,071
                                                                      ----------

               Total Investments:
               (Cost: $42,724,869)**               97.74%            $51,726,978
               Other assets, net                    2.26%              1,197,434
                                                  -------            -----------
               NET ASSETS                         100.00%            $52,924,412
                                                  =======            ===========


*    Non-income producing

** Cost for Federal income tax purposes is $42,724,869 and net unrealized appreciation consists of:

        Gross unrealized appreciation                                $11,014,025
        Gross unrealized depreciation                                (2,011,916)
                                                                     -----------
        Net unrealized appreciation                                  $ 9,002,109
                                                                     ===========

ADR- Security  represented is held by the custodian bank in the form of American
     Depository Receipts.

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments at value
   (identified cost of $42,724,869) (Notes 1 & 3)                    $51,726,978
  Receivables
   Dividend                                $   40,369
   Interest                                     3,127
   Fund shares purchased                    1,178,945
                                           ----------
                                                                       1,222,441
Deferred organization cost (Note 1)                                       33,152
                                                                      ----------
    TOTAL ASSETS                                                      52,982,571
                                                                     -----------

LIABILITIES
Investment management fees                                                44,400
Fund shares sold                                                          10,000
Accrued expenses                                                           3,759
                                                                      ----------
    TOTAL LIABILITIES                                                     58,159
                                                                      ----------

NET ASSETS                                                           $52,924,412
                                                                     ===========

   NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE
      ($52,924,412/3,960,386 shares outstanding)                     $     13.36
                                                                     ===========

   At August  31,  1999  there were  50,000,000  shares of $.01 par value  stock authorized and components of net assets are:
   Paid in capital                                                   $44,517,064
   Accumulated net realized loss on investments                        (594,761)
   Net unrealized appreciation of investments                          9,002,109
                                                                     -----------
   Net assets                                                        $52,924,412
                                                                     ===========

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF OPERATIONS
Year ended August 31, 1999
--------------------------------------------------------------------------------
Investment Income
  Dividend                                          $  511,325
  Interest                                              40,521
                                                    -----------
     Total income                                                    $   551,846
                                                                     -----------

Expenses
  Investment management fees (Note 2)                  409,260
  Recordkeeping and administrative services (Note 2)    79,686
  Custodian and accounting fees                         26,710
  Audit and legal fees                                  27,999
  Shareholder servicing and reports                     14,878
  Registration fees                                     14,170
  Transfer agent fees                                   15,857
  Organization expense amortization                     10,056
  Other expenses                                        15,170
                                                    -----------
     Total expenses                                                      613,786
                                                                     -----------
  Net investment loss                                                   (61,940)
                                                                     -----------

Realized and Unrealized Gain (Loss) on Investments
   Net realized loss on investments                                    (570,895)
   Net change in unrealized depreciation on investments               10,984,834
                                                                     -----------
   Net gain on investments                                            10,413,939
                                                                     -----------
   Net increase in net assets resulting from operations              $10,351,999
                                                                     ===========

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Period ended
                                           Year ended                 August 31,
                                         August 31, 1999                1998*
                                         ---------------           -------------

OPERATIONS
   Net investment income (loss)          $( 61,940)                     $ 60,814
   Net realized gain (loss)
    on investments                        (570,895)                          121
   Change in net unrealized
    appreciation (depreciation)
    of investments                      10,984,834                   (1,982,725)
                                        ----------                   -----------
   Net increase (decrease)
    in net assets resulting
    from operations                     10,351,999                   (1,921,790)

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income
    ($.02 and $.-- per share)              (64,879)                      ---
   Capital gains                             ---                         ---

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
     from capital share
      transactions**                    16,061,049                    28,498,033
                                        ----------                   -----------
   Net increase in net assets           26,348,169                    26,576,243
   Net assets at beginning
     of period                          26,576,243                        ---
                                        ----------                   -----------
NET ASSETS at the end of the
  period (including undistributed
  net investment income of $0 and
   $60,814, repsectively)              $52,924,412                   $26,576,243
                                       ===========                   ===========


** A summary of capital share transactions follows:

                           Year ended                          Period ended
                         August 31, 1999                     August 31,1998*
                    -----------------------            -------------------------
                    Shares            Value            Shares              Value
                    ------            -----            ------              -----
Shares sold        1,470,603       $18,610,831        2,758,858      $29,304,147
Shares
 reinvested
 from
 distributions         4,869            64,657             ---             ---
Shares redeemed     (206,346)       (2,614,439)         (67,598)       (806,114)
                    ---------      ------------       ----------      ----------
Net increase       1,269,126       $16,061,049        2,691,260      $28,498,033
                   =========       ===========        ==========     ===========

*  Commencement of operations October 15, 1997

See Notes to Financial Statements

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                         Year ended               Period ended
                                        August 31, 1999          August 31,1998*
                                        ---------------          ---------------

Per Share Operating Performance
Net asset value, beginning of period           $ 9.88                     $10.00
Income from investment operations-
   Net investment income                         (0.02)                     0.02
   Net realized and unrealized gain
     (loss) on investments                        3.52                    (0.14)
                                                ------                    ------
Total from investment operations                  3.50                    (0.12)
                                                ------                    ------
Less distributions-
   Distributions from net investment income      (0.02)                     ---
   Distributions from capital gains                ---                      ---
                                                ------                    ------
Total distributions-                             (0.02)                     ---
                                                ------                    ------
Net asset value, end of period                  $13.36                    $ 9.88
                                                ======                    ======

Total Return                                     35.21%                  (1.20%)

Ratios/Supplemental Data
   Net assets, end of period (000's)           $52,924                   $26,576
Ratio to average net assets-
   Expenses (A)                                   1.50%                  1.50%**
   Expenses-net (B)                               1.50%                  1.49%**
   Net investment income                         (0.15%)                 0.42%**

Portfolio turnover rate                          12.91%                  8.16%


*   Commencement of operations October 15, 1997
**  Annualized

A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998.

(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received for the period ended August 31, 1998.

See Notes to Financial Statements

Notes to the Financial Statements
August 31,  1999
--------------------------------------------------------------------------------
NOTE  1-SIGNIFICANT  ACCOUNTING  POLICIES

     The CSI Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     E. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

     F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT  MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$79,686 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $15,857 for its services for the year ended August 31, 1999.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE  3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $20,649,067 and $4,793,461 respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the CSI Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 1999, and the related statements of operations, changes in net assets and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
October 1, 1999

                       COMPARISON OF $10,000 INVESTMENT IN
         CSI FIXED INCOME VS. LIPPER INTERMEDIATE INVESTMENT GRADE INDEX

[graph goes here]

Date          CSI Fixed Income      Lipper Intermediate
              Fund                  Investment Grade Index

1/27/1998         $10,000           $10,000
8/31/1998         $10,480           $10,478
8/31/1999         $10,343           $10,524

Past performance is not predictive of future performance.

[end graph]

         -------------------------------------------------------------
          Average Annual Total Return for Period ended August 31, 1999

                 1 Year                         Since Inception

                (1.31%)                              2.14%
         -------------------------------------------------------------


--------------------------------------------------------------------------------
The Lipper Intermediate Investment Grade Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
--------------------------------------------------------------------------------

                                CSI Fixed Income
                        Schedule of Portfolio Investments
                                 August 31, 1999

 Principal                                                                Market
   Amount   Description                                            Value
   ------   -----------                                            -----

            U.S. Government Securities:              87.12%

            Matures in Over 10 Years:                22.21%
$5,750,000  U.S. Treasury Bond 6.00%; February 15, 2026              $ 5,466,094
 4,250,000  U.S. Treasury Bond 6.75%; August 15, 2026                  4,435,938
 1,000,000  U.S. Treasury Bond 5.50%; August 15,2028                     893,438
                                                                     -----------
                                                                      10,795,470
                                                                     -----------
            Matures in 6-10 Years:                   23.97%
 2,750,000  U.S. Treasury Note 6.50%; May 15, 2005                     2,802,423
 2,750,000  U.S. Treasury Note 5.875%; November 15, 2005               2,715,625
 2,750,000  U.S. Treasury Note 5.625%; February 15, 2006               2,677,813
 2,500,000  U.S. Treasury Note 6.125%; August 15, 2007                 2,490,625
 1,000,000  U.S. Treasury Note 5.625%; May 15, 2008                      965,625
                                                                     -----------
                                                                      11,652,111
                                                                     -----------
            Matures in 0-5 Years:                    40.94%
 2,000,000  U.S. Treasury Note 5.625%; November 30, 1999               2,002,500
 2,000,000  U.S. Treasury Note 6.875%; March 31, 2000                  2,017,500
 1,000,000  U.S. Treasury Note 5.375%; July 31, 2000                     998,750
 2,500,000  U.S. Treasury Note 5.25%; January 31, 2001                 2,485,937
 2,750,000  U.S. Treasury Note 5.625%; May 15, 2001                    2,743,125
 1,000,000  U.S. Treasury Note 5.875%; November 30, 2001               1,001,875
 3,000,000  U.S. Treasury Note 5.75%; October 31, 2002                 2,989,689
 3,000,000  U.S. Treasury Note 6.25%; February 15, 2003                3,029,064
 2,500,000  U.S. Treasury Note 7.25%; August 15, 2004                  2,629,687
                                                                     -----------
                                                                      19,898,127
                                                                     -----------
            Total U.S. Government Securities:
            (Cost:$44,019,095)                                        42,345,708
                                                                     -----------

            Short Term Investments:                  6.63%
3,221,494   Star Treasury Fund
            (Cost:$3,221,494)                                          3,221,494
                                                                     -----------

            Total Investments:
            (Cost:$47,240,589)*                      93.75%          $45,567,202
            Other assets, net                         6.25%            3,038,278
                                                     ------          -----------
            Net assets                              100.00%          $48,605,480
                                                    =======          ===========

* Cost for Federal income tax purposes is $47,240,589 and net unrealized depreciation consists of:

     Gross unrealized appreciation                                  $     2,397
     Gross unrealized depreciation                                   (1,675,784)
                                                                    ------------
     Net unrealized depreciation                                    $(1,673,387)
                                                                    ============

See Notes to Financial Satements

CSI FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at value
  (identified cost of $47,240,589) (Notes 1 & 3)                     $45,567,202

Receivables
 Interest                                     $  409,539
 Capital stock sold                            2,632,800
                                              ----------
                                                                       3,042,339
Deferred organization costs (Note 1)                                      33,266
                                                                     -----------
  TOTAL ASSETS                                                        48,642,807
                                                                     -----------

LIABILITIES
  Investment management fees                                              19,735
  Accrued expenses                                                        17,592
                                                                     -----------
  TOTAL LIABILITIES                                                       37,327
                                                                     -----------

NET ASSETS                                                           $48,605,480
                                                                     ===========

   NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE ($48,605,480/4,984,424 shares outstanding)     $      9.75
                                                                     ===========

 At August 31, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
     Paid in capital                                                 $50,259,265
     Undistributed net investment income                                   2,203
     Undistributed net realized gain on investments                       17,399
     Net unrealized depreciation of investments                      (1,673,387)
                                                                     -----------
     Net Assets                                                      $48,605,480
                                                                     ===========

See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF OPERATIONS

Year ended August 31, 1999
--------------------------------------------------------------------------------
Investment Income
  Interest                                                           $ 2,152,118
                                                                     -----------

Expenses
  Investment management fees (Note 2)                      $ 206,304
  Recordkeeping and administrative services (Note 2)          82,522
  Custodian and accounting fees                               25,723
  Audit and legal fees                                        27,457
  Shareholder servicing and reports                           13,029
  Registration fees                                           14,193
  Transfer agent fees                                         15,851
  Organization expense amortization                           10,028
  Other                                                       15,966
                                                           ---------
    Total expenses                                                       411,073
                                                                     -----------
  Net investment income                                                1,741,045
                                                                     -----------

Realized and Unrealized Gains (Losses) on Investments

  Net realized gain on investment                                         17,399
  Net change in unrealized depreciation on investments               (2,548,398)
                                                                     -----------
  Net loss on investments                                            (2,530,999)
                                                                     -----------
  Net decrease in net assets resulting from operations               $ (789,954)
                                                                     ===========

See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Period ended
                                                 Year ended           August 31,
                                             August 31, 1999             1998*
                                             ---------------        ------------

OPERATIONS
   Net investment income                       $1,741,045           $    714,084
   Net realized gain on investments                17,399                   ---
   Change in net unrealized
    depreciation(appreciation) of
     investments                               (2,548,398)               875,011
                                               -----------           -----------
   Net increase(decrease) in net
     assets resulting from operations            (789,954)             1,589,095

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income
      ($.61and $0 per share, respectively)     (2,452,926)                  ---
   Capital gains                                     ---                    ---

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets
     resulting from capital share
      transactions**                           17,948,035             32,311,230
                                             ------------            -----------
   Net increase in net assets                  14,705,155             33,900,325
   Net assets at beginning of period           33,900,325                   ---
                                             ------------            -----------
NET ASSETS at the end of the period
     (including undistributed net
     investment income of $2,203
     and $714,084, respectively)              $48,605,480            $33,900,325
                                              ===========            ===========

** A summary of capital share transactions follows:


                                      Year ended               Period ended
                                   August 31, 1999           August 31, 1998*
                                   ---------------           ----------------

                                Shares         Value       Shares        Value
                                ------         -----       ------        -----
Shares sold                   2,734,375    $27,937,035   3,708,324   $37,115,913
Shares reinvested
 from distributions             239,692      2,447,668       ---            ---
Shares redeemed              (1,223,411)   (12,436,668)   (474,556)  (4,804,683)
                             -----------   ------------  ----------  -----------
Net increase                  1,750,656    $17,948,035   3,233,768   $32,311,230
                             ===========   ============  =========   ===========

*   Commencement of operations January 27, 1998

See Notes to Financial Statements

CSI FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                              Year ended           Period ended
                                          August 31, 1999        August 31,1998*
                                          ---------------        ---------------
Per Share Operating Performance
Net asset value, beginning of period          $10.48                 $10.00
Income from investment operations-
   Net investment income                        0.39                   0.22
   Net realized and unrealized gain
     (loss) on investments                     (0.51)                  0.26
                                             --------                 ------
 Total from investment operations              (0.12)                  0.48
                                             --------                 ------
Less distributions-
   Distributions from net
     investment income                         (0.61)                   ---
   Distributions from capital gains              ---                    ---
                                             --------                 ------
Total distributions                            (0.61)                   ---
                                             --------                 ------
Net asset value, end of period               $  9.75                  $10.48
                                             ========                 ======

Total Return                                   (1.31%)                  4.80%

Ratios/Supplemental Data
   Net assets, end of period (000's)         $48,605                 $33,900
Ratio to average net assets - (A)
   Expenses (B)                                1.00%                    1.51%**
   Expenses- net (C)                           1.00%                    1.00%**
   Net investment income                       4.22%                    4.34%**

Portfolio turnover rate                        1.38%                    0.00%

*    Commencement of operations January 27, 1998

**   Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by 0.50% for the period ended Augusut 31, 1998.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio- net reflects the effect of the managment fee waivers and the custodian fee credits the fund received.

See Notes to Finanical Statements

Notes to the Financial Statements
August 31, 1999
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT  ACCOUNTING  POLICIES

     The CSI Fixed Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek current income by investing in debt securities. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.


     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Interest Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Interest income is recorded on the accrual basis.

     D. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital and currency losses.

     E. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$82,522 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $15,851 for its services for the period ended August 31, 1999.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $14,509,688 and $526,250, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the CSI Fixed Income Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 1999, and the related statements of operations, changes in net assets and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Fixed Income Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
October 1, 1999

Investment Adviser:
     CSI Capital Management, Inc.
         445 Bush Street, 5th Floor
         San Francisco, California 94108-3725

Distributor:
     First Dominion Capital Corp.
         1500 Forest Avenue
         Suite 223
         Richmond, Virginia 23229

Independent Auditors:
     Tait, Weller and Baker
         Eight Penn Center Plaza
         Suite 800
         Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to CSI Equity and CSI Fixed Income Funds' Transfer Agent:

     Fund Services, Inc.
         Post Office Box 26305
         Richmond, Virginia 23260
         (800) 628-4077 Toll Free

More Information:

     For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.